UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2017

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2017, QTS Realty Trust, Inc. (the “Company”), QualityTech, LP (the “Operating Partnership”) and Quality Technology Services, LLC entered into new employment agreements with each of Chad L. Williams, our Chairman and Chief Executive Officer, Jeffrey H. Berson, our Chief Financial Officer, Daniel T. Bennewitz, our Chief Operating Officer — Sales, Marketing and Product, and James H. Reinhart, our Chief Operating Officer — Operations.  These new employment agreements, each of which has an effective date of April 3, 2017, supersede and replace the prior employment agreements between the Company and each of these executive officers dated August 15, 2013, August 1, 2013, as amended, June 29, 2012, as amended, and June 15, 2012, as amended, respectively.

Previously, on February 16, 2017, the Company and the Operating Partnership filed a Current Report on Form 8-K reporting the transition of Mr. Berson to the position of Chief Financial Officer from his prior position as Chief Investment Officer and that the Company and Mr. Berson expected to enter into a new employment agreement.  In the same Current Report on Form 8-K, the Company reported entering into a new employment agreement with William H. Schafer, the Company’s Executive Vice President — Finance and Accounting, who previously served as the Company’s Chief Financial Officer.

New Employment Agreement for Chad L. Williams

Mr. Williams’ employment agreement (the “Williams Agreement”) provides for an initial term of one year, expiring April 3, 2018, with automatic renewal terms of one year each unless either party gives a non-renewal notice within a specified time frame.  Under the Williams Agreement, Mr. Williams will continue to serve as the Company’s Chief Executive Officer and will continue to be nominated for election to and as Chairman of the Company’s Board of Directors at each annual meeting of the Company’s stockholders.

The Williams Agreement provides for a base salary of not less than $720,000, a bonus opportunity targeted at 125% of base salary (with additional amounts being paid for exceptional performance as determined by the compensation committee), five weeks’ paid vacation, or the number of days granted to any other executive, whichever is greater, and certain other benefits.  In addition, the Williams Agreement provides that Mr. Williams will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 500% of his base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

If the Williams Agreement is terminated by the Company without “cause” (including our nonrenewal of the Williams Agreement upon expiration) or by Mr. Williams for “good reason,” Mr. Williams will, upon execution of a release reasonably acceptable to us, be eligible to receive the following severance benefits in addition to his “accrued compensation”:

•                  any performance or discretionary bonus that has been earned or declared for a bonus period ending before the termination date but not yet paid;

•                  full vesting of any equity awards;

•                  two times Mr. Williams’s annual salary;

•                  two times Mr. Williams’s annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

•                  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

However, if any such termination occurs within two years following a “change in control,” Mr. Williams will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his “accrued compensation”:

•                  any performance or discretionary bonus that had been earned or declared for a bonus period ending before the termination date but not yet paid;

•                  full vesting of any equity awards;

•                  three times Mr. Williams’s annual salary on date of termination or date of change in control, whichever is higher;

•                  three times Mr. Williams’s annual bonus on date of termination or date of change in control, whichever is higher, calculated based on target bonus assuming all performance goals are fully met;

•                  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members; and

•                  one year of outplacement services and support.

In addition, if the Williams Agreement is terminated following the death or disability of Mr. Williams, Mr. Williams will be eligible to receive the following benefits, in addition to his “accrued compensation”:

•                  any performance or discretionary bonus that had been earned or declared for a bonus period ending before the termination date but not yet paid;

•                  full vesting of any equity awards;

•                  one times Mr. Williams’s annual salary;

•                  one times Mr. Williams’s annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

•                  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

In the event the Williams Agreement is terminated by the Company with “cause” or by Mr. Williams without “good reason,” the Company will be obligated to pay Mr. Williams all “accrued compensation” and any performance or discretionary bonus that had been earned or declared for a bonus period ending before the termination date but not yet paid.

The Williams Agreement generally defines:

•                  “change in control” as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than current stockholders of the Company, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 30% or more of the then-combined voting power of the Company’s then-outstanding voting securities, (ii) individuals who, at the beginning of any 12 month period, constitute our board of directors cease for any reason to constitute a majority of our board of directors at the end of such 12 month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 70% of the Company’s (or surviving entity’s) voting securities after the transaction, or (iv) a sale of all or substantially all of the Company’s assets in one transaction or a series of transactions over a 12 month period;

•                  “cause” as Mr. Williams’ (i) willful act or omission, other than as a result of death or disability, that causes material harm and represents a breach of his obligation to maintain the company’s confidential information, (ii) conviction and exhaustion of all appeals of, or pleading guilty or nolo contendere to, a crime that constitutes a felony involving dishonesty or moral turpitude, or (iii) willful commission of an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company committed in bad faith or without a reasonable belief that the action was in the Company’s best interest; and

•                  “good reason” as (i) the diminution in Mr. William’s authority, duties or responsibilities, or any adverse change in his title as chief executive officer of the Company or in his title as Chairman of the Board (including failure of Mr. Williams to be elected Chairman of the Board at any annual meeting of stockholders), or failure of the Board to nominate Mr. Williams for election as Chairman of the Board at any annual meeting of stockholders, (ii) movement of Mr. William’s place of employment by more than fifty miles from Overland Park, Kansas, (iii) any diminution in Mr. William’s base compensation, as in effect from time to time, (iv) a material breach by the Company of any term of the employment agreement, or (v) the failure of any successor to the Company to assume the agreement.

•                  “accrued compensation” as  the sum of (i) Mr. Williams salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, and (iii) any business expense reimbursements incurred by Mr. Williams as of the termination date and duly submitted for reimbursement.

Pursuant to the Williams Agreement, the Company provides standard company health insurance to cover Mr. Williams and members of his immediate family (and, if coverage of his immediate family is not permitted by law or the terms of the plan, he will be reimbursed for the cost of equivalent coverage). Also, the Company is obligated to provide standard company health insurance to cover specified members of Mr. Williams’ extended family, provided that Mr. Williams will reimburse the Company for the cost of such coverage. In addition, the Company is obligated to provide Mr. Williams with administrative support for both Company and personal matters commensurate with his position, at no cost to Mr. Williams, as well as executive support services applicable to other senior executives. Mr. Williams also may from time to time seek assistance from two of the Company’s other employees for personal accounting and financial matters, at no cost to Mr. Williams. To the extent that Mr. Williams utilizes employees other than those described above for matters unrelated to our business, such arrangements will be in accordance with established procedures, including reimbursement of the reasonable value associated with any material use.

Mr. Williams’ employment agreement provides that, during the term and for a period of one year following his termination, Mr. Williams will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of cloud or managed services in the United States, whether such business is conducted by the executive individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, Mr. Williams’ employment agreement provides that, during the term and for a one-year period following his termination, he will not (a) solicit, induce or encourage any employee (other than clerical employees) or independent contractor to terminate his or her employment with the Company or to cease rendering services to the Company and will not initiate discussions with any person for any such purpose or authorize or knowingly cooperate with other persons taking such action or (b) solicit any of the Company’s customers to lease, purchase or otherwise occupy data center space within the United States or encourage customers to reduce their patronage of the Company. In addition, Mr. Williams’ employment agreement provides for a confidentiality covenant on the part of Mr. Williams and a covenant that both the Company and Mr. Williams agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Finally, the Williams Agreement provides that, both during and after its term, the Company may use Mr. Williams’ image, likeness and certain other information related to him for any reason related to the Company’s business, and the Company will use its best efforts to ensure that any such use is consistent with Mr. Williams’ and the Company’s core values.  If at any time Mr. Williams believes that any such use conflicts with his core values, he may notify the Company and the Company will use commercially reasonable efforts to remove, as promptly as reasonably practicable, such images, likeness or other information from the Company’s materials.

The foregoing description of the Williams Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Williams Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

New Employment Agreements for Jeffrey H. Berson, Daniel T. Bennewitz and James H. Reinhart

Under their new employment agreements (the “Other Employment Agreements”), Mr. Berson will serve as Chief Financial Officer, and Mr. Bennewitz and Mr. Reinhart will continue to serve as Chief Operating Officer — Sales, Marketing and Product and Chief Operating Officer — Operations, respectively.  Each of the Other Employment Agreements provide for an initial term of two years, expiring April 3, 2019, with automatic renewal terms of two years each unless either party gives a non-renewal notice within a specified time frame.  Each of the Other Employment Agreements provide for a base salary of $350,000 and a bonus opportunity for threshold performance targeted at 100% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), four weeks’ paid vacation and certain other benefits.  In addition, each of the Other Employment Agreements provide that the executive will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 200% of the executive’s respective base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

Each of the Other Employment Agreements provide that if the executive’s employment is terminated by the Company without “cause” (including nonrenewal by the Company of the agreement upon expiration) or by the executive for “good reason,” the executive will, upon execution of a release reasonably acceptable to the Company, be eligible to receive the following severance benefits in addition to his “accrued compensation”:

•                  one year of base pay plus the target bonus in effect on the termination date;

•                  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

•                  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

•                  reimbursement for premiums  for 18 months of COBRA coverage if the officer elects COBRA coverage; and

•                  outplacement services and support for a period of one year.

However, if any such termination occurs within two years following a “change in control,” the executive will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his then-”accrued compensation”:

•                  an amount equal to the sum of (A) two times his base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

•                  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of the executive’s termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

•                  one year of outplacement services and support.

In addition, if the Other Employment Agreements are terminated following death or disability of an executive, the executive will be eligible to receive all “accrued compensation” and, if not previously vested in full, all equity awards granted to the executive will fully vest as of the termination date.

In the event the Other Employment Agreement is terminated by the Company with “cause” or by the executive without “good reason,” the Company will be obligated to pay the executive all “accrued compensation.”

Each Other Employment Agreement generally defines:

•                  “change in control” as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than current stockholders of the Company, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 25% or more of the then-combined voting power of the Company’s then-outstanding voting securities, (ii) individuals who, at the beginning of any 12 month period, constitute our board of directors cease for any reason to constitute a majority of our board of directors at the end of such 12 month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 75% of the Company’s (or surviving entity’s) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12 month period;

•                  “cause” as the executive’s (i) conviction of, or pleading guilty or nolo contendere to, a crime involving dishonesty or moral turpitude; (ii) any commission by the executive of an act of dishonesty, theft, fraud or embezzlement; or (iii) any willful act that has a significant adverse effect on the Company’s reputation;

•                  “good reason” as (i) a material diminution in the executive’s authority, duties or responsibilities, or any significant adverse change in his title, as identified above, (ii) a material diminution in the executive’s base compensation, as in effect from time to time; (iii) movement of the executive’s place of employment more than fifty miles from his assigned location, or (iv) the failure of any successor to the Company to assume the agreement; and

•                  “accrued compensation” as (i) the executive’s salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, (iii) any business expense reimbursements incurred by the executive as of the termination date and duly submitted for reimbursement, and (iv) any performance or discretionary bonus earned or declared for a bonus period ending before the termination date but not yet paid.

The Other Employment Agreements include a non-compete covenant providing that during the term and for a period of one year following termination, the officers may not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of managed or cloud services, whether such business is conducted by the executive individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed or cloud service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, the Other Employment Agreements provide that, during the term and for a one-year period following termination, each of the officers will not solicit any of our customers for data center space within the United States, encourage any of our customers to reduce their patronage of the Company, solicit or hire, other than clerical employees, any of our current employees or independent contractors (or authorize or knowingly cooperate with other persons taking such action ) or former employees or independent contractors who left employment within the prior year, or encourage any of our employees to leave their employment with us. Finally, the Other Employment Agreements include a confidentiality covenant on the part of the officers and a covenant that both the Company and the officers agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

The foregoing description of the Other Employment Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of the Other Employment Agreements, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and Chad L. Williams.
10.2	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and Jeffrey H. Berson.
10.3	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and Daniel T. Bennewitz.
10.4	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and James H. Reinhart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: April 14, 2017	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

By: QTS Realty Trust, Inc.,
its general partner

DATE: April 14, 2017	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

EXHIBIT LIST

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and Chad L. Williams.
10.2	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and Jeffrey H. Berson.
10.3	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and Daniel T. Bennewitz.
10.4	Employment Agreement, dated April 11, 2017, by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC and James H. Reinhart.